Investor Presentation | June 2020 Exhibit 99.1 LANDMARK INFRASTRUCTURE LMRK

Disclaimer This presentation may contain forward‐looking statements that involve risks and uncertainties. These forward‐looking statements include information about possible or assumed future results of Landmark Infrastructure Partner LP’s (“LMRK” or the “Partnership”) business, future events, financial condition or performance, expectations, competitive environment, availability of resources, regulation, liquidity, results of operations, strategies, plans and objectives. These forward‐looking statements also include, without limitation, statements concerning projections, predictions, expectations, estimates, or forecasts as to LMRK’s business, financial and operational results, and future economic performance, as well as statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. The words “may,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” or similar expressions or their negatives, as well as statements in future tense, are intended to identify forward‐looking statements. You should not place undue reliance on these forward‐looking statements. Statements regarding the following subjects are forward‐looking by their nature: market trends and LMRK’s business strategy, projected operating results, and ability to obtain future financing arrangements. Forward‐looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. A forward-looking statement may include a statement of the beliefs, assumptions and expectations of future performance, at the time those statements are made or management’s good faith belief as of that time with respect to future events. While LMRK believes it has chosen these beliefs, assumptions and expectations in good faith and that they are reasonable, these beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to LMRK or under LMRK’s control. If a change occurs (such as a change in general economic conditions, competitive conditions in our industry, actions taken by our customers and competitors, our ability to successfully implement our business plan, our ability to successfully make acquisitions, interest rates, customer defaults, or any other factors), LMRK’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward‐looking statements in this presentation. You should carefully consider these risks before you make an investment decision with respect to the Partnership, including our common units representing limited partner interests (“common units”), along with the following factors that could cause actual results to vary from our forward‐looking statements: the factors in our Annual Report on Form 10-K for the year ended December 31, 2019, including those set forth under the section captioned “Risk Factors”; general volatility of the capital markets and the market price of the common units; changes in LMRK’s business strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in LMRK’s industry, interest rates or the general economy; and the degree and nature of LMRK’s competition. Forward looking statements speak only as of the date the statements are made. You should not put undue reliance on any forward‐looking statements. LMRK assumes no obligation to update forward‐looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward‐looking information, except to the extent required by applicable securities laws. This document includes certain non-GAAP financial measures as defined under SEC Regulation G. A reconciliation of those measures to the most directly comparable generally accepted accounting principles (“GAAP”) measures is provided in this presentation. We define EBITDA as net income before interest expense, income taxes, depreciation and amortization, and we define Adjusted EBITDA as EBITDA before unrealized and realized gain or loss on derivatives, loss on early extinguishment of debt, gain or loss on sale of real property interests, straight line rent adjustments, amortization of above and below market rents, impairments, acquisition-related expenses, unit-based compensation, repayments of investments in receivables, foreign currency transaction gain (loss), adjustments for investment in unconsolidated joint venture and the capital contribution to fund our general and administrative expense reimbursement. FFO represents net income (loss) excluding real estate related depreciation and amortization expense, real estate related impairment charges, gains (or losses) on real estate transactions, adjustments for unconsolidated joint venture, and distributions to preferred unitholders and noncontrolling interests. We calculate AFFO by starting with FFO and adjusting for general and administrative expense reimbursement, acquisition-related expenses, unrealized gain (loss) on derivatives, straight line rent adjustments, unit-based compensation, amortization of deferred loan costs and discount on secured notes, deferred income tax expense, amortization of above and below market rents, loss on early extinguishment of debt, repayments of receivables, adjustments for investment in unconsolidated joint venture, adjustments for drop-down assets and foreign currency transaction gain (loss). For additional information on non-GAAP financial measures, review slides 23-24 hereto and the disclosures set forth in our Annual Report on Form 10-K for the year ended December 31, 2019, including those set forth under the section captioned "Selected Financial Data." LANDMARK INFRASTRUCTURE LMRK 2

LMRK Snapshot Landmark Infrastructure Partners LP (Nasdaq: LMRK) Common Unit Price⁽¹⁾: $10.45 Market Capitalization⁽²⁾: $266 million Current Yield⁽¹⁾: 7.7% Minimum Quarterly Distribution (MQD): $0.2875 per unit Most Recent Distribution⁽³⁾: $0.20 per unit for Q1 2020 Series A Preferred Unit Price⁽¹⁾: $23.11 (Nasdaq: LMRKP) LMRKP Yield⁽¹⁾: 8.7% Series B Preferred Unit Price⁽¹⁾: $23.02 (Nasdaq: LMRKO) LMRKO Yield⁽¹⁾: 8.6% As of May 29, 2020. Based on total outstanding common units of approximately 25.478 million as of May 29, 2020. Announced April 21, 2020. Based on most recent quarterly distribution declaration of $0.4375 per unit, which was declared on April 20, 2020. Series C Preferred Unit Price⁽¹⁾: $24.51 (Nasdaq: LMRKN) LMRKN Yield⁽1,4⁾: 7.1% LANDMARK INFRASTRUCTURE LMRK 3

LMRK Milestones LMRK IPO 11/19/2014 $50 Million Secondary Common Offering 5/20/2015 Acquired $268 Million of Assets in 2015 Wireless Communication $116.6 Million Securitization 6/16/2016 Landmark U.K. Outdoor Advertising Joint Venture 12/2016 Acquired $292 Million of Assets in 2016 Outdoor Advertising $80 Million Securitization 11/30/2017 Acquired $219 Million of Assets in 2017⁽¹⁾ Unit Exchange Program (UEP) Launch 3/21/2016 $56 Million Secondary Common Offering 10/19/2016 $46 Million Series B Preferred Offering 8/8/2016 Penteon/Landmark Partnership Announcement 6/14/2017 REIT Subsidiary Structure Completed 7/31/2017 2015 2016 2017 2018 From January 1, 2017 through January 18, 2018. $20 Million Series A Preferred Offering 4/4/2016 Renewable Power Generation $43.7 Million Securitization 4/24/2018 $50 Million Series C Preferred Offering 4/2/2018 Wireless Communication $125.4 Million Securitization 6/6/2018 Brookfield Joint Venture 9/24/2018 2019 City of Lancaster Wireless Infrastructure Announcement 1/15/2019 DART Wireless Infrastructure Announcement 10/23/2018 Acquired $136 Million of Assets in 2018 Acquired $53 Million of Assets in 2019 2020 $170 Million Securitized Refinancing Transaction 1/15/2020 LANDMARK INFRASTRUCTURE LMRK 4

Portfolio History – Rental Revenue and Number of Assets Rental Revenue (in $ millions) Number of Assets in Portfolio Rental revenue was for the period of 11/19/14 to 12/31/14. Excludes 545 wireless communication assets and revenues associated with those assets that were contributed into the unconsolidated Brookfield JV in September 2018. (1) (2) (2) (2) (2) (2) (2) (2) (2) (2) (2) (2) LANDMARK INFRASTRUCTURE LMRK 5

Overview of Our Assets Our portfolio primarily consists of real property interests and critical infrastructure leased to tower companies and wireless carriers in the wireless communication industry, outdoor advertising operators in the outdoor advertising industry and power companies in the renewable power generation industries Effectively triple net leases Organic growth through contractual rent escalators, lease modifications, lease-up and renewals 97% property operating margins(1), no maintenance capex Utility Project Real Property Interest Owner Rent Tower Owner Rent Wireless Carrier “B” Rent Rent Advertiser Face “A” Outdoor Advertiser (Billboard Owner) Rent Real Property Interest Owner Advertiser Face “B” Rent Rent Real Property Interest Owner Wireless Carrier “A” Power Revenue For the one-year period ended December 31, 2019, property operating expenses were approximately 3% of revenue. LANDMARK INFRASTRUCTURE LMRK 6

Landmark Vertex – Wireless Infrastructure Development Self-contained, neutral-host smart pole designed for carrier and other wireless operator colocation Vertex is designed for macro, mini macro and small cell deployments and will support 5G, IoT, carrier densification, private LTE networks and other wireless solutions LMRK is focused on deploying Vertex in three sectors: - Commercial Enterprises - Municipalities - Transportation Centers These neutral-host deployments are expected to be anchored with one or more tenants and support colocation of additional tenants Entered into an agreement with Dallas Area Rapid Transit (“DART”) to develop a smart media and communications platform utilizing kiosks and Vertex Entered into an exclusive agreement with the City of Lancaster (CA) to develop and deploy Landmark’s Vertex ecosystem solution Utility Radio Access Private Radio Access Wi-Fi Radio Access Cellular Radio Access LANDMARK INFRASTRUCTURE LMRK 7

LANDMARK INFRASTRUCTURE

LMRK

Industry Overview: Global Drivers of Wireless and Digital Infrastructure Demand

- The dramatic increase in the number of connected devices and the growing consumer demand for data have been and are expected to continue to be significant drivers of growth in the wireless market. With a projected 363 million smartphone subscriptions, global wireless video traffic is expected to grow by ~30% annually and video streaming is expected to account for ~75% of mobile data traffic by 2025.

Changing Wireless Usage is Driving Data

Global Wireless traffic by application category CAGR 2019-2025


Video
31%
Social Media
21%
Audio
18%
Software Download
18%
File Sharing
13%
Web Browsing
9%

Increasing Number of Smartphone


North America Smartphone Subscriptions (in millions)
400
375
350
325
300
275
250
303
304
312
321
363
2016
2017
2018
2019
2025F

Exponential Increase in Mobile Data Traffic

North America Wireless Data Traffic (EB per Month)


CAGR: ~31%
1.7
2.0
2.5
3.3
16.8
2016
2017
2018
2019
2025F

Growing Data Traffic per Smartphone

North America Wireless Data Traffic per Smartphone (GB per Month)


CAGR: ~32%
7.0
8.5
45.5
2018
2019
2025F

Source: Ericsson Mobility Report – November 2019.

8

Increased Network Densification Driving Cell Site Growth High-Frequency Spectrum Requires Network Quality and Density Small Cells to Supplement Macro Towers To Meet Data Usage Needs 1,000,000 750,000 500,000 250,000 0 Source: Ericsson Mobility Report (Various), CTIA.org, AGL Media. ~800k CAGR: 40% 30k 20162026F # of U.S. Small Cell Sites Industry Overview: Global Drivers of Wireless and Digital Infrastructure Demand U.S. Mobile Wireless Cell Sites (000s) Increase Spectral Efficiency Add Further Macro Cells Introduce Small Cells/DAS Significant growth in wireless infrastructure investment is expected to be driven by the need for increasing network densification, capacity requirements and high-frequency spectrum deployment. The number of cell sites in the U.S. has increased approximately 44% over the last decade and is poised to grow further as the wireless industry densifies networks and prepares for 5G. Industry projections forecast the need for hundreds of thousands of small cells over the near-to-medium term. S&P Global Market Intelligence projects more than 800,000 small cells deployed by 2026. Wireless companies in the U.S. are set to invest $275 billion into building next-gen 5G networks, including greater numbers of macro sites, as well as small cell and DAS. LANDMARK INFRASTRUCTURE LMRK 9

Per SNL Kagan, U.S. tower locations are expected to grow by 2.6% per year from 2016 to 2020. Rank based on total market capitalization; From 10-K Annual Report: American Tower and Lamar (as of 12/31/2019) held ownership interests in approximately 10% of the land underlying their assets. Source: Outdoor Advertising Association of America (“OAAA”) and American Wind Energy Association (“AWEA”). Source: Annual Energy Outlook 2020 - Energy Information Administration (“EIA”). Our Asset Portfolio Represents Less than 1% of the Total U.S. Market Significant: Growing: Fragmented: Over 360,000 locations New wireless sites alone added each year are expected to be greater than our entire existing portfolio⁽¹⁾ Most individual property owners in this industry have only 1 or 2 locations #1 tower company and #1 billboard company own approximately 10% of the land under their own assets⁽²⁾ Wireless Communication Outdoor Advertising Renewable Power Generation More than 153,000 locations⁽¹⁾ More than 165,000 locations⁽³⁾ More than 48,000 locations⁽³⁾ U.S. Tower Locations (thousands) U.S. Outdoor Advertising Revenue ($ in billions) U.S. Wind and Solar Capacity(4) (gigawatts) Solar Wind Wind + Solar (% of Total Capacity) LANDMARK INFRASTRUCTURE LMRK 10

Our Portfolio We are a growth-oriented real property and infrastructure firm formed by Landmark Dividend LLC (our “Sponsor”) to acquire, develop, own and manage a diversified, growing portfolio of real property interests and critical infrastructure assets Asset Portfolio 2,058 Assets⁽¹,²⁾ Tier 1⁽³⁾ Tenants As of March 31, 2020. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. 210 tenant sites in international locations. “Tier 1” tenants are large, publicly-traded companies (or their affiliates) that have a national footprint. For our renewable power generation segment, Tier 1 tenants include credit-rated utility companies or high-quality off-takers, who are the counterparty to the power purchase agreement with our renewable power generation tenants. Australia United Kingdom Canada < 10 Leased Tenant Sites 10 – 20 Leased Tenant Sites 21 – 39 Leased Tenant Sites 40 – 109 Leased Tenant Sites 110+ Leased Tenant Sites LANDMARK INFRASTRUCTURE LMRK 11

Highlights Stable and Predictable Distributions⁽¹⁾ Multiple Growth Drivers Stable Cash Flow Strategic Locations Leased to Tier 1 Tenants Significant Diversification Organic Growth with No Capex Aligned Sponsor Committed to Growth Long-lived assets with effectively triple net leases 95% occupancy, 99% historical lease renewal rate Difficult-to-replicate locations in major population centers 79% of revenues from Tier 1 tenants⁽²⁾ for their essential operations 2,058 tenant sites in our existing portfolio Diversified across 48 states, Washington, D.C., and various international locations Contractual rent escalators Rent increases through lease modifications, renewals, lease-up and revenue sharing Sponsor owns a 13% common unit interest⁽3⁾ As of March 31, 2020. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. “Tier 1” tenants are large, publicly-traded companies (or their affiliates) that have a national footprint. For our renewable power generation segment, Tier 1 tenants include credit-rated utility companies or high-quality off-takers, who are the counterparty to the power purchase agreement with our renewable power generation tenants. As of May 29, 2020. LANDMARK INFRASTRUCTURE LMRK 12

LANDMARK INFRASTRUCTURE

LMRK

Stable Cash Flow from Long-Lived Assets

- **Effectively Triple Net Leases**
  - 3% property operating expenses[1]
  - Minimal property tax or insurance obligations
  - Minimal maintenance capital expenditures
- **95% Occupancy[2]**
- **99% Historical Lease Renewal Rate**
- **Total Borrowings Fixed through Swaps and Fixed Rate Notes[2]**
  - $242 million of swaps with a 1.73% combined rate
  - Issued $170 million of 3.90% Series A Senior Secured Notes as part of a securitized refinancing transaction in January 2020
  - $280 million in secured notes at a fixed note rate per annum of 4.00%
- **Annual G&A Expense Cap[3]**
- **High Margins**

Long-Lived Assets[2]

Remaining Real Property Interest Term
(% of Rents)


71+ years[4]

Perpetual | 45%
50-99 yrs. | 20%
40-49 yrs. | 11%
30-39 yrs. | 8%
20-29 yrs. | 9%
<20 yrs. | 7%

Remaining Lease Term
(% of Rents)


20+ years[5]

15+ yrs. | 56%
10-14 yrs. | 15%
5-9 yrs. | 15%
<5 yrs. | 14%

1. For the one-year period ended March 31, 2020, property operating expenses were approximately 3% of revenue.
2. As of March 31, 2020.
3. Based on the earlier of November 19, 2021 or until our trailing four quarter revenue exceeds $120 million, excludes acquisition services.
4. Average remaining term as of March 31, 2020. Assumes 99-year term for perpetual assets.
5. Including remaining renewal options.

13

Strategic Locations 1. …underlying operationally critical assets… Wireless: Billboards: Renewables: Highly interconnected networks; Growing capacity/coverage Key traffic locations, favorable zoning restrictions with “grandfather clauses” Solar/wind corridors, proximity to transmission interconnects 2. …into which tenants made significant investments... Typically $200,000 to $300,000⁽¹⁾ for tower plus cost of wireless equipment vs. $2,400⁽²⁾ average monthly ground rent 3. …in major markets... Top Market Locations (by BTA Rank)⁽³⁾ (% of quarterly rental revenue) Top 21-100 27% Top 4-20 31% Chicago, IL 6% Los Angeles, CA 11% New York, NY 14% 101+ 11% Source: SNL Kagan. Asset portfolio average monthly GAAP rent per tenant site for the quarter ended March 31, 2020. As of March 31, 2020. Excludes tenant sites in the renewable power generation industry. BTA rank is not a relevant metric for the renewable power generation industry. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. 4. …that are difficult to replicate and costly to relocate Significant zoning, permitting and regulatory hurdles in finding suitable new locations Time and cost of construction at a new site Vacating tenant must often return the property to its original condition LANDMARK INFRASTRUCTURE LMRK 14

Highly Desired by Tier 1 Tenants Large, publicly-traded companies with national footprints⁽¹⁾ No single tenant accounts for more than 14% of revenue Outdoor Advertising Clear Channel Outdoor OUTFRONT Media Lamar Advertising Others Total Tower Companies Crown Castle American Tower SBA Communications Others Total Renewable Power Generation Southern California Edison Others Total Wireless Carriers T-Mobile AT&T Mobility Verizon Sprint Others Total 13% 6% 3% 15% 37% 5% 5% 1% 1% 12% 6% 6% 12% 8% 7% 6% 5% 13% 39% Tenants are often subsidiaries or affiliates of such publicly-traded companies. For our renewable power generation segment, Tier 1 tenants include credit-rated utility companies or high-quality off-takers, who are the counterparty to the power purchase agreement with our renewable power generation tenants. Represents GAAP rental revenue recognized under existing tenant leases for the three months ended March 31, 2020. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. Quarterly Rental Revenue Breakdown(2) LANDMARK INFRASTRUCTURE LMRK 15

Multiple Growth Drivers Organic Growth With No Capex Acquisitions and Developments Strategic Partnerships & New Developments Contractual Lease Escalators Lease Modification, Lease-Up and Renewals Renewables and Digital Infrastructure Australia and the U.K. Wireless Infrastructure Development Brookfield Joint Venture New Asset Classes & Geographies Acquisitions and Developments Unit Exchange Program (UEP) LANDMARK INFRASTRUCTURE LMRK 16

LANDMARK INFRASTRUCTURE

LMRK

Organic Growth with No Capital Expenditures

Contractual Rent Escalators[1]

- 83% of our leases have contractual rent escalators
  - 75% fixed rate increases with an average annual escalation rate of approximately 2.2%
  - 8% tied to CPI

Increased Rent Through Lease Modifications and Renewals

- Wireless technology upgrades
- Colocation of additional tenants
- Digital billboard conversions
  - Lamar spent over 40% of its capex on digital billboards[3]
- Renewal of below-market leases

U.S. Wireless Capital Expenditures ($ in billions)[2]


$27.6
$31.5
$31.4
$30.7
$28.4
$28.4
$28.8
$29.8
$29.3
2012
2013
2014
2015
2016
2017
2018
2019P
2020P

Participation in Tenant Revenue Growth

- Increase in billboard advertising revenue
- Additional equipment on rooftops or expansion of leased premises

U.S. Outdoor Advertising Revenue[4]
($ in billions)


$9.0
$8.5
$8.0
$7.5
$7.0
$6.5
$6.0
$5.5
$5.0
$7.3
$8.6
'07
'08
'09
'10
'11
'12
'13
'14
'15
'16
'17
'18
'19

1. As of March 31, 2020. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018.
2. Based on amounts disclosed by the major publicly-traded wireless carriers (AT&T, Sprint, T-Mobile, Verizon) and consensus estimates for 2020 as of May 8, 2020.
3. From 10-K filings for fiscal year 2019 (Lamar).
4. Source: Outdoor Advertising Association of America ("OAAA").

17

LMRK

Aligned Sponsor ("Landmark") Driving Growth

Given its substantial cash investment and significant ownership position in us, we expect Landmark to promote and support the success of our business

- Landmark contributed ~$60 million at the IPO, investing ~$39 million in cash and ~$21 million in roll-over equity
- Landmark owns our General Partner, all of the IDRs and a 13% common unit interest[1] in us

Landmark's Footprint (U.S., Australia, Canada and the U.K.)[2]



A
B
C
D
E
F

United Kingdom[3]



Canada[3]



A – Los Angeles
B – Chicago
C – Atlanta
D – New York City
E – Tampa
F – Sydney

Landmark's Organizational Structure

Acquisitions
Asset Origination, Due Diligence and Closing

- Lead Generation
- Appointment Setting
- Price Negotiation
- Acquisition Management
- Underwriting
- Document Negotiation
- Closing
- Funding

Administration
Asset Sales, Finance and Administration

- Capital Raising
- Capital Management
- Investor Relations
- Financial Reporting
- Information Technology
- Accounting, Tax and Treasury
- Human Resources
- Asset Management

1. As of May 29, 2020.
2. Including JV Partners.
3. U.K. and Canada are managed from the U.S.

18

Sponsor Expertise in an Industry with High Barriers to Entry Significant time, cost and expertise is required for high volume asset origination in our fragmented industries Assets acquired by the Sponsor are typically $50,000 to $500,000 in value Origination Illustration 500 to 700 Sites Closed Sponsor’s Proprietary Platform has Enabled it to Increase the Amount of its Acquisitions Every Year Since Inception Lead Generation Proprietary, internally- sourced Asset Origination National acquisitions group Underwriting and Closing Proprietary database of transactions Comprehensive underwriting Asset Management Proprietary database of current market leases Scalable and Customized IT Systems, Processes and Corporate Infrastructure Support the Platform ~10 to 12%⁽1⁾ of Transactions 1 to 2 real property interests per transaction. LANDMARK INFRASTRUCTURE LMRK 19 Approximately 15,000 Meetings Per Year Approximately 3,500 Transactions Negotiated

Third-Party Acquisitions and Developments Tax-efficient MLP / REIT capital structure Directly Acquire Third-Party Assets by Leveraging the Sponsor’s Origination and Acquisition Platform ̶ Large portfolios ̶ Direct from property owners Alternative Currency (Unit Exchange Program) ̶ Common units used for acquisitions in tax-deferred exchanges ̶ Benefits to sellers include: Significant diversification Taxable gain deferral Potential growth in value Option for liquidity through common unit sale as derived Increase Potential Acquisition Opportunities to Drive Accretive Growth LANDMARK INFRASTRUCTURE LMRK 20

Disciplined and Flexible Financial Strategy Stable rents from effectively triple net leases High-quality due diligence to maintain 99% renewal rates 97% property operating margins with minimal maintenance capex Maintain Predictable and Stable Cash Flows Contractual escalators Lease rate increases from lease renewals of below-market leases Deliver Consistent Organic Revenue Growth Target leverage of approximately 40% debt-to-total enterprise value Appropriate fixed vs. floating interest rate exposure Policies to ensure consistent and growing distributions Efficient tax structure with no UBTI or state-sourced income Disciplined Financial Policies LANDMARK INFRASTRUCTURE LMRK 21

Appendix LANDMARK INFRASTRUCTURE LMRK 22

Non-GAAP Financial Measures FFO, is a non-GAAP financial measure of operating performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trust (“NAREIT”). FFO represents net income (loss) excluding real estate related depreciation and amortization expense, real estate related impairment charges, gains (or losses) on real estate transactions, adjustments for unconsolidated joint venture, and distributions to preferred unitholders and noncontrolling interests. FFO is generally considered by industry analysts to be the most appropriate measure of performance of real estate companies. FFO does not necessarily represent cash provided by operating activities in accordance with GAAP and should not be considered an alternative to net earnings as an indication of the Partnership's performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers FFO an appropriate measure of performance of an equity REIT because it primarily excludes the assumption that the value of the real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. The Partnership's computation of FFO may differ from the methodology for calculating FFO used by other equity REITs, and therefore, may not be comparable to such other REITs. Adjusted Funds from Operations ("AFFO") is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO adjusts FFO for certain non-cash items that reduce or increase net income in accordance with GAAP. AFFO should not be considered an alternative to net earnings, as an indication of the Partnership's performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the Partnership's performance. The Partnership's computation of AFFO may differ from the methodology for calculating AFFO used by other equity REITs, and therefore, may not be comparable to such other REITs. We calculate AFFO by starting with FFO and adjusting for general and administrative expense reimbursement, acquisition-related expenses, unrealized gain (loss) on derivatives, straight line rent adjustments, unit-based compensation, amortization of deferred loan costs and discount on secured notes, deferred income tax expense, amortization of above and below market rents, loss on early extinguishment of debt, repayments of receivables, adjustments for investment in unconsolidated joint venture, adjustments for drop-down assets and foreign currency transaction gain (loss). The GAAP measures most directly comparable to FFO and AFFO is net income. We define EBITDA as net income before interest expense, income taxes, depreciation and amortization, and we define Adjusted EBITDA as EBITDA before unrealized and realized gain or loss on derivatives, loss on early extinguishment of debt, gain or loss on sale of real property interests, straight line rent adjustments, amortization of above and below market rents, impairments, acquisition-related expenses, unit-based compensation, repayments of investments in receivables, foreign currency transaction gain (loss), adjustments for investment in unconsolidated joint venture, and the capital contribution to fund our general and administrative expense reimbursement. We believe that to understand our performance further, EBITDA and Adjusted EBITDA should be compared with our reported net income (loss) and net cash provided by operating activities in accordance with GAAP, as presented in our consolidated financial statements. LANDMARK INFRASTRUCTURE LMRK 23

Non-GAAP Financial Measures (Continued) EBITDA and Adjusted EBITDA are non GAAP supplemental financial measures that management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess: our operating performance as compared to other publicly traded limited partnerships, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods; the ability of our business to generate sufficient cash to support our decision to make distributions to our unitholders; our ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and the returns on investment of various investment opportunities. We believe that the presentation of EBITDA and Adjusted EBITDA provides information useful to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to EBITDA and Adjusted EBITDA are net income and net cash provided by operating activities. EBITDA and Adjusted EBITDA should not be considered as an alternative to GAAP net income, net cash provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Each of EBITDA and Adjusted EBITDA has important limitations as analytical tools because they exclude some, but not all, items that affect net income and net cash provided by operating activities, and these measures may vary from those of other companies. You should not consider EBITDA and Adjusted EBITDA in isolation or as a substitute for analysis of our results as reported under GAAP. As a result, because EBITDA and Adjusted EBITDA may be defined differently by other companies in our industry, EBITDA and Adjusted EBITDA as presented below may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. For a reconciliation of EBITDA and Adjusted EBITDA to the most comparable financial measures calculated and presented in accordance with GAAP, please see the “Reconciliation of EBITDA and Adjusted EBITDA” table below. LANDMARK INFRASTRUCTURE LMRK 24

LANDMARK INFRASTRUCTURE

LMRK

Reconciliation of FFO and AFFO

(In thousands, except per unit data)

	Three Months Ended March 31, 2020	2019
Net income (loss)	$ (1,372)	$ 7,210
Adjustments:		
Depreciation and amortization expense	3,892	3,517
Impairments	82	204
Gain on sale of real property interests, net of income taxes	—	(5,862)
Adjustments for investment in unconsolidated joint venture	791	979
Distributions to preferred unitholders	(3,060)	(2,894)
Distributions to noncontrolling interests	(8)	(8)
FFO attributable to common unitholders	$ 325	$ 3,146
Adjustments:		
General and administrative expense reimbursement (1)	1,101	994
Acquisition-related expenses	315	127
Unrealized loss on derivatives	7,291	2,762
Straight line rent adjustments	169	110
Unit-based compensation	120	130
Amortization of deferred loan costs and discount on secured notes	589	758
Amortization of above- and below-market rents, net	(236)	(224)
Deferred income tax benefit	(299)	—
Loss on early extinguishment of debt	2,231	—
Repayments of receivables	142	150
Adjustments for investment in unconsolidated joint venture	38	37
Foreign currency transaction (gain) loss	(3,363)	21
AFFO attributable to common unitholders	$ 8,423	$ 8,011
FFO per common unit - diluted	$ 0.01	$ 0.12
AFFO per common unit - diluted	$ 0.33	$ 0.32
Weighted average common units outstanding - diluted	25,461	25,338

(1) Under the omnibus agreement with Landmark, we agreed to reimburse Landmark for expenses related to certain general and administrative services that Landmark will provide to us in support of our business, subject to a quarterly cap equal to 3% of our revenue during the current calendar quarter. This cap on expenses will last until the earlier to occur of: (i) the date on which our revenue for the immediately preceding four consecutive fiscal quarters exceeded $120 million and (ii) November 19, 2021. The full amount of general and administrative expenses incurred will be reflected in our income statements, and to the extent such general and administrative expenses exceed the cap amount, the amount of such excess will be reimbursed by Landmark and reflected in our financial statements as a capital contribution from Landmark rather than as a reduction of our general and administrative expenses, except for expenses that would otherwise be allocated to us, which are not included in our general and administrative expenses.

25

LANDMARK INFRASTRUCTURE

LMRK

Reconciliation of EBITDA and Adjusted EBITDA

(In thousands)

	Three Months Ended March 31, 2020		2019	
Reconciliation of EBITDA and Adjusted EBITDA to Net Income				
Net income (loss)	$	(1,372)	$	7,210
Interest expense		4,701		4,488
Depreciation and amortization expense		3,892		3,517
Income tax expense (benefit)		(60)		122
EBITDA	$	7,161	$	15,337
Impairments		82		204
Acquisition-related		315		127
Unrealized loss on derivatives		7,291		2,762
Loss on early extinguishment of debt		2,231		—
Gain on sale of real property interests		—		(5,862)
Unit-based compensation		120		130
Straight line rent adjustments		169		110
Amortization of above- and below-market rents, net		(236)		(224)
Repayments of investments in receivables		142		150
Adjustments for investment in unconsolidated joint venture		1,494		1,683
Foreign currency transaction (gain) loss		(3,363)		21
Deemed capital contribution to fund general and administrative expense reimbursement[(1)]		1,101		994
Adjusted EBITDA	$	16,507	$	15,432
Reconciliation of EBITDA and Adjusted EBITDA to Net Cash Provided by Operating Activities				
Net cash provided by operating activities	$	9,463	$	8,167
Unit-based compensation		(120)		(130)
Unrealized loss on derivatives		(7,291)		(2,762)
Loss on early extinguishment of debt		(2,231)		—
Depreciation and amortization expense		(3,892)		(3,517)
Amortization of above- and below-market rents, net		236		224
Amortization of deferred loan costs and discount on secured notes		(589)		(758)
Receivables interest accretion		—		3
Impairments		(82)		(204)
Gain on sale of real property interests		—		5,862
Adjustment for uncollectible accounts		(82)		(5)
Equity income (loss) from unconsolidated joint venture		150		(55)
Distributions of earnings from unconsolidated joint venture		(675)		(1,482)
Foreign currency transaction gain (loss)		3,363		(21)
Working capital changes		378		1,888
Net income (loss)	$	(1,372)	$	7,210
Interest expense		4,701		4,488
Depreciation and amortization expense		3,892		3,517
Income tax expense (benefit)		(60)		122
EBITDA	$	7,161	$	15,337
Less:				
Gain on sale of real property interests		—		(5,862)
Amortization of above- and below-market rents, net		(236)		(224)
Foreign currency transaction gain		(3,363)		—
Add:				
Impairments		82		204
Acquisition-related		315		127
Unrealized loss on derivatives		7,291		2,762
Loss on early extinguishment of debt		2,231		—
Unit-based compensation		120		130
Straight line rent adjustment		169		110
Repayments of investments in receivables		142		150
Adjustments for investment in unconsolidated joint venture		1,494		1,683
Foreign currency transaction loss		—		21
Deemed capital contribution to fund general and administrative expense reimbursement[(1)]		1,101		994
Adjusted EBITDA	$	16,507	$	15,432

(1) Under the omnibus agreement with Landmark, we agreed to reimburse Landmark for expenses related to certain general and administrative services that Landmark will provide to us in support of our business, subject to a quarterly cap equal to 3% of our revenue during the current calendar quarter. This cap on expenses will last until the earlier to occur of: (i) the date on which our revenue for the immediately preceding four consecutive fiscal quarters exceeded $120 million and (ii) November 19, 2021. The full amount of general and administrative expenses incurred will be reflected in our income statements, and to the extent such general and administrative expenses exceed the cap amount, the amount of such excess will be reimbursed by Landmark and reflected in our financial statements as a capital contribution from Landmark rather than as a reduction of our general and administrative expenses, except for expenses that would otherwise be allocated to us, which are not included in our general and administrative expenses.

26

Average of 20 Years of Experience with High Volume, Small Balance Real Property Asset Originations Name Tim Brazy Title CEO Co-Founder 34 Years in Real Property Experience Select Prior Experience Founder and CEO of Church Mortgage Acceptance Company (CMAC) Founder and Managing Partner of Atherton Capital and Shepherd Capital Co‐Founder and President of FMAC Former real estate investment banker with Nomura / Eastdil MBA from Stanford Business School; B.S. from Caltech George Doyle CFO & Treasurer 16 EVP, CFO and Treasurer at Clearview Hotel Trust SVP and Chief Accounting Officer at HCP, Inc., an S&P 500 REIT Senior Manager at KPMG LLP B.A. in Business Administration from Western Washington University Dan Parsons Senior Vice President – Information Systems and Technology 20 20 years serving as CIO of a major mortgage company where he developed and implemented asset origination and servicing systems B.S. and MBA from USC Josef Bobek General Counsel and Secretary 17 Senior Counsel to Sun West Mortgage Company, Inc. Partner at Glaser Weil Fink Howard Avchen & Shapiro LLP B.S. in Accounting from USC; J.D. from Pepperdine University LANDMARK INFRASTRUCTURE LMRK 27

Organizational Structure(1) Landmark Dividend LLC (Sponsor) Common Units Landmark Infrastructure Partners GP LLC (our General Partner) Landmark Infrastructure Partners LP (NASDAQ: LMRK) Landmark Infrastructure REIT Subsidiary Real Property Interests 13% common unit interest(2) 87% common unit interest(2) Public Unitholders Common Units 100% LLC Interest Non-economic GP and IDRs Organizational Structure⁽1⁾: Assets held under a REIT subsidiary Simplified Schedule K-1 Unrelated Business Taxable Income (“UBTI”) eliminated Simplified state filing requirements Reflects changes to organizational structure completed on July 31, 2017. As of May 29, 2020. LANDMARK INFRASTRUCTURE LMRK 28